UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois	60603

(Address of principal executive offices)	(Zip code)

Alan M. Meder	John R. Sagan
DTF Tax-Free Income Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 541-5555

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The semi-annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

June 2, 2006

Dear Shareholder:

The Municipal Market and Your Fund

Your Fund managers continue to emphasize higher quality utility bonds within a highly diversified portfolio. The Fund currently has an average quality rating of AA, with 94% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified among electric utility and water/sewer issues. The Fund has continued the practice of owning bonds issued by the higher quality essential service utilities like water and sewer utilities. Additionally, the Fund is well diversified geographically with exposure to 28 states. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one municipal sector or geographic region. Your Fund also is well protected from bonds being called, with only 10% of the portfolio subject to call over the next 2 years and less than 1% subject to being called in 2006. With municipal interest rates still historically low, this limited amount of near-term callable bonds is beneficial in maintaining the Fund’s dividend.

The Fund’s diversification by market sector is shown below:

Market Sectors
Water/Sewer Revenue	39%
Electric Utilities	17
Pre-Refunded Utilities	11

Cash	3
Non-Utilities	30

Thus far in 2006, the municipal bond market is experiencing a number of the same trends that have characterized the market over the past two years. Specifically, the market has experienced strong performance by the lower rated sectors and additional flattening of the municipal yield curve. After heavy issuance of municipal bonds over the past few years, including a record amount of issuance in 2005, supply has slowed through the first four months of 2006 as interest rates have moved higher.

The municipal market has continued to experience strong performance in the lowest rated sectors of the market, especially tobacco settlement bonds and below investment grade airport and hospital bonds, which continue to perform well. The Fund is prohibited from owning bonds with ratings below investment grade and has chosen not to invest in tobacco settlement bonds, as we believe current valuations do not compensate investors for the high legal risks involved. As interest rates remain below their long-term averages, many investors appear to be ignoring credit fundamentals in their pursuit of yield from the lower rated sectors. However, we believe the longer-term risks inherent in these sectors are not consistent with our strategy of preservation of capital. As valuations of lower rated municipal bonds are at cyclically expensive levels, we are even more committed to investing the Fund’s assets in high quality municipal bonds.

Since June 2004, the municipal bond market has seen its yield curve flatten as a result of 16 consecutive increases to the federal funds rate by the Federal Reserve (the Fed). For example, since April 30, 2005, the yield on one-year, AAA rated municipal bonds has increased from 2.6% to 3.6% or 100 basis points, while the yield on 30-year, AAA rated municipal bonds has increased just 10 basis points from 4.4% to 4.5%. The flattening in the municipal yield curve has generated higher returns for long-term municipal bonds compared to short-term bonds. While this flattening has put pressure on leveraged closed-end municipal bond funds due to higher borrowing costs, the Fund has benefited from the strong performance in longer maturity bonds as most of our purchases last year were concentrated in longer term bonds. Additionally, the increase in shorter maturity bond yields has provided the Fund with some flexibility to execute transactions without generating taxable capital gains.

The recent decline in the volume of municipal bond issuance has helped the relative performance of tax-exempt bonds when compared to taxable fixed income securities. As demand for municipal bonds has outstripped the supply available for investors, municipal bond yields have risen at a fraction of the increase in US Treasury bond yields, thereby cushioning the decline in municipal bond prices caused by higher yields. Issuance of municipal bonds reached its highest level on record in 2005, with over $400 billion of municipal bonds brought to the market. Low interest rates created an attractive environment for municipalities to issue new bonds in 2005 as well as to refinance older, higher cost bonds. However, with the increase in interest rates that has occurred so far in 2006, new issuances of municipal bonds are running 25% behind last year’s record pace. Further, as municipalities have experienced improvements in their financial condition, their need to issue new bonds has declined, as their cash needs are being supported by general operations.

General Economic Commentary

As noted above, the Fed has increased the Federal Funds rate 16 times since June 2004, bringing the current rate to 5.0%. Recognizing that the accommodative monetary policy that had been in place from 2001 to 2004 has been largely removed, the Fed has stated that it will now base further adjustments to monetary policy on current economic conditions and inflation expectations.

Looking forward, barring significant additional increases in energy prices, we expect the U.S. economy to grow at a solid pace, as it transitions to an annual growth rate more in line with the historical average of 3.2%. Given a moderating, though still solid, economic outlook and the potential for energy induced inflation, the Fed is expected to keep upward pressure on short-term interest rates in the near term, before pausing to evaluate economic conditions. The consumer, burdened by the effects of rising borrowing costs and higher energy prices, is expected to give way to business as the main engine behind economic expansion. Business spending can be expected to contribute more to economic growth, potentially compensating for a weaker housing market that typically accompanies a rise in interest rates. Although corporate fundamentals in the U.S. remain solid, rising labor costs, along with limited pricing power due to increased global competition, imply that U.S. corporate profitability may be restrained. In addition, an environment of sustained U.S. economic growth and heightened uncertainty about inflation could set the stage for upward pressure on the general level of interest rates. Under this scenario, we believe that the returns of leveraged bond funds may be restrained, both by the impact of higher short-term interest rates on the cost of leverage and by negative pressure on bond valuations due to the potential for rising long-term interest rates.

Outlook

As we move forward into 2006, we anticipate the U.S. economy will slowly moderate as the Fed’s reversal of its accommodative monetary policy takes hold. Factors that could influence the municipal bond market include: additional Fed policy changes, the health of the U.S. economy and labor markets, potential tax law changes and the level of municipal bond issuance. Further, continued flattening of the municipal yield curve caused by higher short-term interest rates could put additional pressure on leveraged closed-end municipal bond funds, including the DTF Fund. If the Fed continues to increase rates in 2006 and longer-term municipal yields do not increase correspondingly, the DTF Fund may see its level of earnings decline further. Despite this challenging environment, we are committed to an investment strategy that seeks to maintain the dividend at its highest level, while protecting shareholder principal and avoiding generating taxable capital gains.

Fund Performance

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Lehman Municipal Bond Index for one, three, five and ten year periods:

ANNUALIZED TOTAL RETURN
(4/30/06)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	0.3%	3.1%	5.9%	6.2%
DTF Fund (Share Price)[2]	0.6	3.0	6.8	5.8
Lehman Brothers Municipal Bond Index[3]	2.2	3.9	5.4	5.9

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/06 and assumes the reinvestment of dividends and distributions.

3 Source: Lehman Brothers.

Based on the April 28, 2006 NYSE closing stock price of $14.54, the Fund’s $0.065 monthly dividend translates into a tax-free current yield of 5.3%, which was over 30 basis points higher than the yield available on a taxable 10-year US Treasury bond. The Fund reduced its monthly dividend by 1 ½ cents per share in September of last year. This was the first reduction in the fund’s monthly dividend since June of 2000, despite the municipal bond market experiencing 40-year record low levels on municipal interest rates over much of the past few years. This reduction in the monthly dividend was intended to better align the Fund’s monthly distribution with its current and projected earnings.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

April 30, 2006 (Unaudited)

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
			LONG-TERM INVESTMENTS—144.4%
			Alabama—5.3%
			Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	$3,000	(b)	5.125%, 2/1/29, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	$3,132,690
Aaa	2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,186,058
Aaa	1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	1,979,895

				7,298,643

			Alaska—0.4%
			Alaska St. Hsg. Fin. Corp. Rev.,
Aaa	500		5.00%, 12/1/11, Ser. B-2	515,210

			Arizona—1.1%
			Chandler Ariz Indl. Dev. Auth. Rev.
A1	1,500		4.375%, 12/1/35	1,514,745

			California—24.7%
			Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa	5,640	(b)	6.00%, 1/1/34, Ser. A Prerefunded 1/1/07 @ $100	5,727,251
			Fresno Swr. Rev., Ser. A-1,
Aaa	3,030		6.00%, 9/1/09, A.M.B.A.C.	3,255,886
Aaa	2,000		6.25%, 9/1/14, A.M.B.A.C	2,310,700
			Los Angeles Wastewtr. Sys. Rev.,
Aaa	2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,063,740
			Los Angeles Wtr. & Pwr. Rev., Ser. A,
Aaa	1,000		5.25%, 7/1/21, F.S.A.	1,051,650
Aaa	1,000		5.375%, 7/1/21, M.B.I.A.	1,062,680
			Metro Wtr. Dist. Southern California Waterwork Rev.,
Aaa	1,500		5.00%, 10/1/29, Ser. B, M.B.I.A.	1,547,805
			Pomona Sngl. Fam. Mtge. Rev.,
Aaa	1,710	(b)	7.375%, 8/1/10, Ser. B, GNMA Collateral Escrowed to maturity	1,831,000
			Riverside Cnty. Sngl. Fam. Rev.,
Aaa	2,500	(b)	7.80%, 5/1/21, Ser. A, GNMA Collateral Escrowed to maturity	3,360,300

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
			San Bernardino Cnty. Residential Mtge. Rev.,
Aaa	$7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	$11,065,533
			Saratoga Unified Sch. Dist., Gen. Oblig.
Aaa	1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	523,796

				33,800,341

			Connecticut—3.4%
			Connecticut St. Health & Edl. Rev.,
Aa3	1,000		5.00%, 7/1/25, Ser. C, Radian	1,025,080
			Mashantucket Western Pequot Tribe Spl. Rev., 144A,
Baa3	3,500	(c)	5.75%, 9/1/18, Ser. B	3,604,230

				4,629,310

			District of Columbia—1.1%
			District of Columbia Wtr. & Swr. Rev.,
Aaa	1,500		5.00%, 10/1/33, F.G.I.C.	1,530,705

			Florida—10.8%
			Brevard Cnty. Health Fac. Auth. Rev.,
A2	1,005		5.00%, 4/1/34	1,013,492
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,079,290
			Escambia Cnty. Hlth Fac. Rev.,
Baa1	1,170		5.125%, 10/1/19	1,184,485
			Florida Mun. Ln. Council Rev.,
Aaa	2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,370,711
			Miami-Dade Cnty. Storm Wtr. Util Rev.,
Aaa	2,000		5.00%, 4/1/27, M.B.I.A.	2,071,280
			St. Petersburg Public Util. Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,085,100

				14,804,358

			Georgia—16.4%
			Atlanta Wtr. & Wastewtr. Rev., Ser. A,
Aaa	2,385		5.00%, 11/1/29, F.G.I.C.	2,413,405

See Notes to Financial Statements.

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
Aaa	$2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	$2,731,080
Aaa	715		5.00%, 11/1/38, F.G.I.C.	720,663
Aaa	785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	819,846
			De Kalb Cnty. Wtr. & Swr. Rev.,
Aa2	4,000	(b)	5.00%, 10/1/24 Prerefunded 10/1/09 @ $101	4,111,800
			Fulton Cnty. Sch. Dist., Gen. Oblig.
Aa2	2,000		5.375%, 1/1/16	2,183,480
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145	(b)	6.40%, 1/1/13, A.M.B.A.C. Escrowed to maturity	162,351
Aaa	2,440		6.40%, 1/1/13, A.M.B.A.C.	2,721,283
Aaa	30	(b)	6.40%, 1/1/13, A.M.B.A.C. Prerefunded 1/1/11 @ $100	33,338
			Georgia Mun. Elec. Auth. Pwr. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,488,680

				22,385,926

			Hawaii—1.4%
			Hawaii Dept. Budget & Fin. Rev.,
Aaa	2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	1,975,580

			Idaho—1.0%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Ser. B,
Aa1	915		6.65%, 7/1/14	918,468
Aaa	483		6.60%, 7/1/27, F.H.A.	484,797

				1,403,265

			Illinois—3.9%
			Chicago Gen. Oblig.,
Aaa	4,000		6.25%, 1/1/11, A.M.B.A.C.	4,337,560
			Chicago Park Dist., Gen. Oblig.,
Aaa	1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,029,000

				5,366,560

			Indiana—5.7%
			Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,564,950
			Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj. Rev.,
Aaa	2,100	(b)	5.25%, 7/1/33, Ser. A, M.B.I.A. Prerefunded 7/1/12 @ $100	2,254,140

				7,819,090

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
			Iowa—0.7%
			Des Moines Wtr. Rev.,
Aaa	$1,000		4.375%, 12/1/26, M.B.I.A.	$962,490

			Kentucky—1.5%
			Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
Aaa	2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,046,620

			Massachusetts—6.2%
			Boston Wtr. & Swr. Comm. Rev.,
Aaa	2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	2,045,140
			Massachusetts St. Dev. Finance Agency Rev.,
Baa2	1,500		5.00%, 2/1/36	1,497,570
			Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,418,844
Aaa	2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,484,600

				8,446,154

			Michigan—3.0%
			Detroit Wtr. Supply Sys. Rev., Ser. A,
Aaa	2,000		5.50%, 7/1/24, F.G.I.C.	2,130,200
Aaa	2,000		5.00%, 7/1/30, F.G.I.C.	2,035,420

				4,165,620

			Nebraska—4.9%
			Lincoln San. Swr. Rev.,
Aaa	1,000		5.00%, 6/15/16, M.B.I.A.	1,055,270
			Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
Aa2	2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	2,720,775
Aa2	2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,856,300

				6,632,345

			Nevada—3.3%
			Las Vegas Valley Wtr. Dist., Gen. Oblig.,
Aaa	1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,443,554
Aaa	3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,064,020

				4,507,574

			New Jersey—1.6%
			New Jersey St. Gen. Oblig.,
Aa3	2,000		5.25%, 7/1/17, Ser. H	2,158,760

See Notes to Financial Statements.

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
			New York—8.2%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	$4,000	(b)	5.25%, 12/1/26, Ser. A, M.B.I.A. Prerefunded 6/1/08 @ $101	$4,163,880
A3	800		5.00%, 12/1/35, Ser. B	818,432
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,052,160
			New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,144,250

				11,178,722

			Ohio—4.3%
			Hamilton Elec. Sys. Rev.
Aaa	1,000		4.60%, 10/15/20, Ser. A, F.S.A.	1,003,350
			Mason City Sch. Dist. Gen. Oblig.
Aaa	1,000		5.25%, 12/1/21, F.G.I.C.	1,099,890
			Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,745,393
			Springboro Swr. Sys. Rev.
Aaa	1,045		5.00%, 6/1/26, M.B.I.A.	1,082,933

				5,931,566

			Pennsylvania—2.2%
			Delaware Cnty. Auth. Rev.,
Aa3	2,000		5.00%, 6/1/21, Ser. A, Radian	2,051,340
			Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
Aaa	1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	992,800

				3,044,140

			Puerto Rico—0.8%
			Puerto Rico Elec. Pwr. Auth. Rev.,
Aaa	1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,040,070

			South Carolina—1.2%
			Spartanburg Waterworks Rev.,
Aaa	1,500		5.25%, 6/1/28, F.G.I.C.	1,585,950

			Texas—17.2%
			Alliance Airport Auth. Inc.,
Baa2	1,000		4.85%, 4/1/21	988,770
			Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500		5.00%, 5/1/25, M.B.I.A.	2,544,450
			Coastal Wtr. Auth. Contract Rev.,
Aaa	4,000		5.00%, 12/15/25, F.S.A.	4,060,720

Moody’s Rating	Principal Amount (000)		Description (a)	Value (Note 1)
			El Paso Wtr. & Swr. Rev.,
Aaa	$1,555		5.50%, 3/1/12, Ser. A, F.S.A.	$1,680,395
			Harris Cnty. Gen. Oblig.,
Aa1	1,650		7.00%, 8/15/10, Ser. A	1,853,082
			Houston Wtr. & Swr. Sys. Rev.,
Aaa	1,500	(b)	5.25%, 12/1/23, Ser. B, F.G.I.C. Prerefunded 12/1/10 @ $100	1,589,700
Aaa	3,500	(b)	5.00%, 12/1/28, Ser. A, F.S.A. Prerefunded 12/1/09 @ $100	3,638,810
			Lower Colorado River Auth. Rev.,
Aaa	2,000		5.00%, 5/15/31, F.S.A.	2,032,020
			San Antonio Elec. & Gas Rev.,
Aa1	4,000		5.00%, 2/1/18, Ser. A	4,119,480
			University North Texas Rev.,
Aaa	1,000		4.50%, 4/15/25, F.G.I.C.	973,840

				23,481,267

			Virginia—4.1%
			Henrico Cnty. Wtr & Swr. Rev.,
Aa2	3,985		5.00%, 5/1/28	4,098,054
			Virginia St. Hsg. Dev. Auth. Rev.,
Aaa	1,500		4.55%, 1/1/24	1,448,280

				5,546,334

			Washington—5.7%
			Energy Northwest Wind Proj. Rev.,
Aaa	1,170		5.00%, 7/1/19, A.M.B.A.C.	1,203,064
Aaa	500		4.75%, 7/1/21, M.B.I.A.	506,735
			King Cnty. Swr. Rev.,
Aaa	2,500		5.00%, 1/1/31, F.G.I.C.	2,546,800
			Seattle Wtr. Sys. Rev.,
Aaa	1,000		5.00%, 9/1/18, M.B.I.A.	1,042,970
			Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aaa	2,400		6.00%, 7/1/07, Ser. A	2,461,920

				7,761,489

			West Virginia—1.1%
			Monongalia Cnty. Building Commission Hospital Rev.
A-*	1,500		5.00%, 7/1/30, Ser. A	1,466,955

			Wyoming—3.2%
			Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA*	4,000		5.75%, 10/1/20	4,330,120

			Total long-term investments (cost $182,165,824)	197,329,909

See Notes to Financial Statements.

Moody’s Rating	Shares	Description (a)	Value (Note 1)
		SHORT-TERM INVESTMENT—1.8%
		Goldman Sachs Tax Exempt Money Market Fund,
NR	2,387,576	(cost $2,387,576)	$2,387,576

		Total Investments—146.2% (cost $184,553,400)	199,717,485
		Other assets in excess of liabilities—1.4%	1,917,503
		Liquidation value of remarketed preferred stock—(47.6%)	(65,000,000)
		Net assets applicable to common stock— 100.0%	$136,634,988

		Net asset value per share of common stock ($136,634,988/8,507,456)	$16.06

*	Indicates a Standard & Poor’s rating.

NR Indicates the security is not rated by Moody’s or Standard & Poor’s.

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to a value of $3,604,230 or 2.6% of net assets applicable to common stock.

The state classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets applicable to common stock as of April 30, 2006 was as follows:

California	24.7%
Texas	17.2
Georgia	16.4
Florida	10.8
New York	8.2
Massachusetts	6.2
Indiana	5.7
Washington	5.7
Alabama	5.3
Nebraska	4.9
Ohio	4.3
Virginia	4.1
Illinois	3.9
Connecticut	3.4
Nevada	3.3
Wyoming	3.2
Michigan	3.0
Pennsylvania	2.2
New Jersey	1.6
Kentucky	1.5
Hawaii	1.4
South Carolina	1.2
Arizona	1.1
District of Columbia	1.1
West Virginia	1.1
Idaho	1.0
Puerto Rico	0.8
Iowa	0.7
Alaska	0.4
Short Term Investment	1.8

146.2
Other assets in excess of liabilities	1.4
Liquidation value of remarketed preferred stock	(47.6)

100.0%

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2006

(Unaudited)

Assets

Investments, at value (cost $184,553,400)	$199,717,485

Cash	72,106

Interest receivable	3,015,329

Other assets (Note 7)	300,045

Total assets	203,104,965

Liabilities

Payable for securities purchased	1,000,000

Investment advisory fee payable (Note 2)	83,067

Dividends payable to preferred shareholders	54,936

Administrative fee payable (Note 2)	16,906

Deferred compensation payable (Note 7)	237,461

Accrued expenses	77,607

Total liabilities	1,469,977

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	65,000,000

Net Assets Applicable to Common Stock	$136,634,988

Capital

Common stock, $.01 par value; 600,000,000 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	997,561

Accumulated net realized loss on investment transactions	(52,175)

Net unrealized appreciation on investments	15,164,085

Net Assets Applicable to Common Stock	$136,634,988

Net assets applicable to common stock ($136,634,988 / 8,507,456 shares of common stock issued and outstanding)	$16.06

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2006

(Unaudited)

Investment Income

Interest income	$5,005,367

Expenses

Investment advisory fees (Note 2)	505,554

Administrative fees (Note 2)	103,317

Directors’ fees and expenses	100,401

Remarketing fees	89,140

Professional fees	79,522

Custodian fees and expenses	28,960

Reports to shareholders	28,660

Transfer agent fees and expenses	16,740

Registration fees	11,777

Other	10,057

Total expenses	974,128

Net investment income	4,031,239

Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investment transactions	(29,105)

Net change in unrealized appreciation/depreciation on investments	(1,886,669)

Net realized and unrealized loss on investments	(1,915,774)

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(999,763)

Total dividends and distributions	(999,763)

Net Increase in Net Assets Resulting from Operations	$1,115,702

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes

In Net Assets

	Six Months Ended April 30, 2006 (Unaudited)	For the Year Ended October 31, 2005

Operations

Net investment income	$4,031,239	$7,979,575

Net realized loss on investment transactions	(29,105)	(27,470)

Net change in unrealized appreciation/depreciation on investments	(1,886,669)	(5,258,418)

Dividends and distributions on remarketed preferred stock from:

Net investment income	(999,763)	(1,376,460)

Net realized gains	—	(82,927)

Net increase in net assets resulting from operations	1,115,702	1,234,300

Dividends and distributions to common shareholders from:

Net investment income	(3,317,908)	(7,256,860)

Net realized gains	—	(935,820)

Total dividends and distributions to common shareholders	(3,317,908)	(8,192,680)

Total decrease in net assets	(2,202,206)	(6,958,380)

Net Assets Applicable to Common Stock

Beginning of period	138,837,194	145,795,574

End of period(a)	$136,634,988	$138,837,194

(a) Includes undistributed net investment income of	$997,561	$1,283,993

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

PER SHARE OPERATING PERFORMANCE	Six Months Ended April 30, 2006 (Unaudited)		For the Year Ended October 31,
			2005	2004	2003	2002(2)	2001(3)
Net asset value, beginning of period	$16.32		$17.14	$17.02	$16.97	$16.70	$15.42

Net investment income(1)	0.47		0.94	1.00	1.04	1.07	1.09
Net realized and unrealized gain/(loss) on investments transactions	(0.22)		(0.63)	0.16	0.05	0.15	1.19
Dividends and distributions to preferred shareholders from:
Net investment income	(0.12)		(0.16)	(0.08)	(0.08)	(0.11)	(0.25)
Net realized gains	—		(0.01)	—	—	—	—

Net increase from investment operations	0.13		0.14	1.08	1.01	1.11	2.03

Dividends and distributions to common shareholders from:
Net investment income	(0.39)		(0.85)	(0.96)	(0.96)	(0.84)	(0.75)
Net realized gains	—		(0.11)	—	—	—	—

Total dividends and distributions to common shareholders	(0.39)		(0.96)	(0.96)	(0.96)	(0.84)	(0.75)

Net asset value, end of period	$16.06		$16.32	$17.14	$17.02	$16.97	$16.70

Per share market value, end of period	$14.54		$14.74	$16.15	$15.52	$15.00	$14.45

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(4)	1.27%		(3.25)%	10.60%	10.22%	9.71%	20.14%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(5)
Operating expenses	1.41	%(6)	1.40%	1.42%	1.39%	1.37%	1.38%
Net investment income	5.85	%(6)	5.58%	5.86%	6.04%	6.44%	6.73%
SUPPLEMENTAL DATA
Portfolio turnover rate	4%		11%	11%	6%	15%	8%
Net assets of common shareholders, end of period (000)	$136,635		$138,837	$145,796	$144,819	$144,351	$142,075
Asset coverage per share of preferred stock, end of the period	$155,104		$156,798	$162,150	$161,399	$161,039	$159,289
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average shares outstanding.
(2)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain (loss) per share by $0.02, and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.
(3)	Certain amounts have been reclassified to conform to requirements under U.S. generally accepted accounting principles released in July 2001.
(4)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(5)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix”) and an Administration Agreement with Princeton Administrators, L.P. (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton was computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Princeton pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2006 aggregated $9,330,449 and $7,025,280 respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2006 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$184,094,038	$15,907,995	$284,548	$15,623,447

Note 4. Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

	10/31/2005	10/31/2004
Distributions paid from:
Tax-exempt income	$8,327,588	$8,893,018
Ordinary income	305,732	—
Capital gains	1,018,747	—

Total distributions	$9,652,067	$8,893,018

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income-net	$1,134,872
Undistributed long-term capital gains—net	0

Total undistributed earnings	$1,134,872
Capital loss carryforward	(23,070	)*
Unrealized gains/(losses)—net	17,199,875	**

Total accumulated earnings/(losses)	$18,311,677

*	On October 31, 2005 the Fund had a net capital loss carryforward of $23,070 which expires in 2013.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital	There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2006 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 2.72% to 3.75% during the six months ended April 30, 2006.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Program

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. Participating directors now have the ability to allocate amounts in their deferral accounts among various investment options, one of which is common stock of the Fund. The obligation to make payouts to directors with respect to compensation deferred since January 1, 2005 is a general obligation of Phoenix. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2004 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at April 30, 2006 includes “Deferred compensation payable” in the amount of $237,461, and the $237,461 in deferred compensation investments that support that obligation are included in “Other assets.” Although the Fund has purchased shares of its common stock in the open market for use in meeting its future payout obligations under the program, participating directors do not have an ownership interest in those shares.

Note 8. Subsequent Events

Subsequent to April 30, 2006, dividends declared and paid on preferred stock totalled $219,141 through June 2, 2006. On May 1, 2006, the Board of Directors of the Fund declared a dividend of $0.065 per share of common stock payable on May 31, 2006, to common shareholders of record on May 16, 2006. On May 11, 2006, the Board of Directors approved a dividend of $0.065 per share of common stock to be declared on June 1, 2006 payable on June 30, 2006 to common shareholders of record on June 15, 2006.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to a fund to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2005, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 16, 2005, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2006. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”) and a description of its investment process. In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Board also evaluated the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against two benchmarks: the Lehman Brothers Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Board noted that the Fund’s performance generally compared favorably with the benchmarks. The Adviser also provided information about the Fund’s ratings from Morningstar, Inc.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board considered whether the Fund has appropriately benefited from any economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale, but should seek opportunities for economies of scale that might arise in the future.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. Nevertheless, the Adviser furnished the Board with a report on its use of soft dollars in connection with other investment advisory clients. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800)-243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

Nancy Lampton

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Harry Dalzell-Payne

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, President & Chief Executive Officer

Timothy M. Heaney, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

T. Brooks Beittel, Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Princeton Administrators, L.P.

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2006

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

  During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

  No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 11, 2006) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

  (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

  (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a	)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b	)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.
By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer
Date	June 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	June 29, 2006

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Principal Financial Officer
Date	June 29, 2006